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                                                                    EXHIBIT 99.2

[O'CHARLEY'S, INC. LOGO]

NEWS RELEASE

CONTACTS:         Melissa Thompson
                  Vice President of Corporate Communications
                  O'Charley's Inc.
                  615-782-6908

                    O'CHARLEY'S INC. NAMES LAWRENCE D. TAYLOR
                           CHIEF SUPPLY CHAIN OFFICER

                  OTHER ADDITIONS TO MANAGEMENT TEAM ANNOUNCED

NASHVILLE, Tenn. (May 9, 2006) -- O'Charley's Inc. (NASDAQ/NM: CHUX), a leading casual dining restaurant company, today announced that Lawrence D. (Larry) Taylor is joining the company in the newly created position of chief supply chain officer. Taylor, age 48, will be responsible for leading all aspects of procurement, manufacturing and distribution for the Company's three restaurant concepts, with a focus on enhancing product quality and reducing costs. Taylor will report directly to Gregory L. Burns, chairman and chief executive officer of O'Charley's Inc.

         An executive with more than 20 years of experience in all aspects of restaurant supply chain management and operations, Taylor joins O'Charley's after more than four years with Carlson Companies, Inc. Taylor was most recently the chief procurement officer for the Carlson Companies, which include the T.G.I. Friday's and Pick Up Stix restaurant operations, lodging, cruise ships, travel management, and marketing services. He previously served as vice president of supply chain management for Carlson Restaurants Worldwide. Taylor has also held senior procurement and supply chain management positions with Taco Bell Corporation, Burger King, Inc., and Perseco, a major global supplier to McDonald's. Taylor was also an owner-operator of a franchised McDonald's restaurant. He holds an MBA from Barry University, a BA from Michigan State University, and is a certified purchasing manager.

         "Larry brings expertise, professionalism and restaurant industry knowledge to this new position, and rounds out our new senior executive team," Burns said. "His extensive experience in restaurant supply chain management with a number of well-respected companies will help us create a better food experience for our guests, while helping us to reduce our overall costs. Unlike many restaurant companies, our supply chain includes a vertically-integrated commissary that provides manufacturing and distribution services to our restaurants. As we continue our efforts to improve the Company's financial performance, we will analyze all aspects of our Commissary operations, including whether to retain the Commissary in its present form as part of our supply chain. We look forward to Larry's leadership of this effort, and are excited to welcome him to the O'Charley's team."

         Consistent with the Company's philosophy of aligning the interests of its management with those of its shareholders, O'Charley's Inc. has granted Taylor restricted stock awards for an aggregate of 10,000 shares of the Company's common stock that will vest ratably over three years. These awards constitute inducement awards under NASDAQ Marketplace Rule 4350.

                                    --more--


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O'Charley's Names Taylor Chief Supply Chain Officer
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COLIN DALY AND MELISSA THOMPSON ALSO JOIN SENIOR MANAGEMENT TEAM

         The Company also announced that Colin Daly has been hired to fill the new position of senior corporate counsel, and Melissa Thompson has joined the Company as vice president of corporate communications.

         Daly will provide in-house legal support for all of the Company's restaurant concepts, as well as such departments as real estate, purchasing and human resources. "Colin's addition to our team is a significant step for O'Charley's future growth plans and fulfills the Company's objective to centralize and streamline management of our legal affairs," said Burns. "Colin's strong corporate and foodservice background adds depth to our senior management team and enables the Company to leverage its size."

         Daly was most recently assistant general counsel for ARAMARK Corporation, a global food services, facilities management, and uniform and career apparel provider. He is a former real estate and finance associate of the law firm Dechert, LLP of Philadelphia. He holds a B.A. from The College of William & Mary, and graduated with honors from the University of Florida College of Law. He has been admitted to practice law in Pennsylvania and Tennessee.

         Thompson will be responsible for all internal and external communications for O'Charley's Inc., as well as the O'Charley's, Stoney River Legendary Steaks and Ninety Nine Restaurant & Pubs restaurant concepts.

         "Melissa's role in our company reflects our commitment to improving our internal and external communications processes. She will be instrumental in our efforts to instill 'A Passion to Serve'(TM) among our 25,000 team members. Her extensive hospitality industry communications experience will be invaluable to strategic communications efforts with all of our constituencies," said Burns.

         Thompson previously was vice president of corporate communications for Interstate Hotels & Resorts, the nation's largest independent hotel management company, where she oversaw all internal and external communications, associate communications and crisis communications. She was with Interstate and its predecessor companies for more than eight years. Prior to Interstate, she held several communications management positions with the American Hotel & Lodging Association. A graduate of the University of Virginia, Thompson brings more than 17 years of communications experience to O'Charley's.

ABOUT O'CHARLEY'S INC.

O'Charley's Inc., headquartered in Nashville, Tenn., is a multi-concept restaurant company that operates or franchises a total of 352 restaurants under three brands: O'Charley's, Ninety Nine Restaurant and Pub, and Stoney River Legendary Steaks. The O'Charley's concept includes 233 restaurants in 17 states in the Southeast and Midwest, including 225 company-owned and operated O'Charley's restaurants in 16 states, five franchised O'Charley's restaurants in Michigan and three joint venture O'Charley's restaurants in Louisiana. The menu, with an emphasis on fresh preparation, features several specialty items such as hand-cut and aged steaks, a variety of seafood and chicken, freshly baked yeast rolls, fresh-cut salads with special-recipe salad dressings and signature caramel

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pie. The Company operates Ninety Nine Restaurant & Pub restaurants in 111 locations throughout Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island, Vermont and Pennsylvania. Ninety Nine has earned a strong reputation as a friendly, comfortable place to gather and enjoy great American food and drink at a terrific price. The menu features a wide selection of appetizers, salads, sandwiches, burgers, entrees and desserts. The Company operates eight Stoney River Legendary Steaks restaurants in Georgia, Illinois, Kentucky, Ohio and Tennessee. The dinner-only steakhouse concept appeals to both upscale casual dining and fine dining customers by offering high-quality food and attentive customer service typical of high-end steakhouses, but at more moderate prices.

FORWARD-LOOKING STATEMENT

This press release and statements made by or on behalf of the Company relating hereto may be deemed to constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company's ability to increase operating margins and increase same-store sales at its restaurants; the effect that increases in food, labor, energy, interest costs and other expenses have on the Company's results of operations; the Company's ability to successfully implement changes to its supply chain; the possible adverse effect on our sales of any decrease in consumer spending; the effect of increased competition, and the other risks described in the Company's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company that its objectives, plans and projected results of operations will be achieved and the Company's actual results could differ materially from such forward-looking statements. The Company does not undertake any obligation to publicly release any revisions to the forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

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